                                                                   EXHIBIT 10.18

        Manufacturing and Purchase Agreement Between XYLAN and VICTRON
                           Dated: March 28, 1996



                     MANUFACTURING AND PURCHASE AGREEMENT


     THIS AGREEMENT is made and entered into as of March 28, 1996 (the "EFFECTIVE DATE"), by and between:

     XYLAN Corporation, with its principal place of business at 26679 West Agoura Road, Calabasas, CA 91302 (hereinafter referred to as "XYLAN"), and

     VICTRON, Inc., with its principal place of business at 2530 Zanker Road, San Jose, CA 95131 (hereinafter referred to as the "VICTRON").

     In their mutual best interest, and in consideration of the mutual covenants set forth below, XYLAN and VICTRON agree as follows:

I.   MANUFACTURE

     A. During the Term of this Agreement, VICTRON agrees to sell to XYLAN, and XYLAN agrees to purchase from VICTRON, the products set forth in Exhibit A ("Products"). VICTRON shall at all times maintain sufficient (but not less than one) Priority Surface Mount Line(s) (as defined in Section III.C.) to
     --------
manufacture Products for XYLAN. Such Products shall be manufactured in accordance with [****] and a listing of XYLAN's Product
Specifications, attached hereto as Exhibit B.

     B.  XYLAN reserves the right to purchase Products from other suppliers.

II.  MATERIAL MANAGEMENT

     A. VICTRON shall plan, purchase, and maintain as inventory all necessary raw materials ("Materials") to manufacture Products for XYLAN. Materials shall be invoiced to XYLAN at the time that Products are shipped to XYLAN (the "Product Invoice") in an amount equal to [****]. In the event that VICTRON purchases Materials at [****], an adjustment shall be made to the [****] as set forth below.

     B. All Materials costs in excess of or less than Standard Cost (i.e. freight, NRE, PPV, tape & reel charge, cancellation charge, restocking charge, etc.), as well as attrition costs, non-returnable obsolete inventory cost, Standard Cost adjustment reconciliation, and Management Fee (as defined below) will be summarized and invoiced on a monthly Material Overhead and Adjustment invoice. VICTRON will deliver to XYLAN in writing such Material Overhead and Adjustment within 15 days of the last day of the month in which such costs are


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

        Manufacturing and Purchase Agreement Between XYLAN and VICTRON
                           Dated: March 28, 1996

incurred, and XYLAN agrees to pay such Material Overhead and Adjustment charges before the last day of the month following the month in which such costs are incurred.

     C. XYLAN agrees to pay a Monthly Material Management fee in an amount per month which is the greater of (i) [****] of the purchase price of the Material received during such month or (ii) [****] For purposes of this Paragraph II.C., the purchase price of Material received during a month may be measured, at XYLAN'S sole discretion, as either the [****] or the [****]

     For purposes of this Section II, Attrition shall mean Production Scrapage and Inventory Shrinkage. Production Scrapage shall not include scrapage resulting from: (i) engineering or design problems created by XYLAN, provided the Products are manufactured by VICTRON according to VICTRON's best process standards and XYLAN's Product Specification, (ii) XYLAN-supplied material, (iii) XYLAN-requested rework due to XYLAN product changes, and (iv) inventory obsolescence due to XYLAN changes in product or schedule. Product Attrition up to [****] of total dollar usage per twelve month period ("Standard Attrition") may be incurred by VICTRON at no cost to VICTRON. If actual Product Attrition incurred in any twelve month period exceeds Standard Attrition, VICTRON shall bear the costs of such excess attrition. If Attrition actually incurred is less than the Standard Attrition, then XYLAN shall pay [****] of the difference between Standard Attrition and Attrition actually incurred to VICTRON (in addition to any Management Fee).

III. FORECASTS, PURCHASE ORDERS, AND DELIVERY SCHEDULES

     A. On or before the 10th day of each month, XYLAN will provide VICTRON with a nonbinding [****] month rolling forecast of XYLAN's projected purchases of Products from VICTRON. The forecast is intended for VICTRON's use in planning of production capacity and procurement of long lead-time components, and shall not be construed as a binding purchase order by XYLAN. Purchase orders for Products shall be issued by XYLAN as set forth in Section III.B.

     B. XYLAN shall issue written purchase orders to VICTRON for Products at least [****] days in advance of the specified delivery date. Purchase orders shall specify (i) the Product (including assembly number and revision), (ii) the quantity of Product(s), (iii) the delivery date, (iv) the unit price and setup charge, if applicable, as listed on Exhibit A or as otherwise mutually agreed upon by the parties in writing, and (v) shipping destination.

     C. Priority Surface Mount Line means a manufacturing line that would enable VICTRON to deliver 95% of the Products requested by XYLAN for a particular month no later than the [****] day of such month. VICTRON will manufacture all Products for XYLAN on the Priority Surface Mount Line, and will make every reasonable effort to deliver Products on


                                            *CONFIDENTIAL TREATMENT REQUESTED

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


        Manufacturing and Purchase Agreement Between XYLAN and VICTRON
                             Dated: March 28, 1996

XYLAN's specified delivery date, but in no event later that the [***] day of the month for which such Products are requested. XYLAN agrees to allow a reasonable delay of the delivery date for Products as a result of emergency engineering change orders made at XYLAN'S direction. VICTRON will notify XYLAN immediately of any changes or potential changes in delivery schedules. VICTRON recognizes that XYLAN is a fast growing company in a dynamic marketplace and that XYLAN is contractually obligated to deliver its own products to its customers within [****] from order date.

     D. VICTRON recognizes that XYLAN may increase, decrease or otherwise modify the quantity of Product specified on a Purchase Order subsequent to the date of such Purchase Order, and that XYLAN will be continually adding new Products to the released product schedule. VICTRON will make every reasonable effort to accommodate changes in XYLAN's quantity and delivery requirements.
Any change orders issued by XYLAN will specify a new delivery date for the Product or Products affected by such change; VICTRON will confirm acceptance of the changed terms and conditions, to the extent VICTRON is able to comply with such changed terms and conditions (which compliance shall not unreasonably be withheld), by signing and returning such change orders to XYLAN within five days of receipt thereof. XYLAN recognizes that VICTRON, from time to time, may need assistance from XYLAN in locating Material to meet changing Product demands and delivery schedules and XYLAN agrees to use reasonable efforts to provide assistance to VICTRON on a timely basis.

     E. XYLAN will use reasonable efforts to notify VICTRON on a monthly basis of delivery date priorities and minimum essential quantities of Products. VICTRON will manufacture Products according to such priorities and minimums and notify XYLAN of the expected delivery dates for each Product. VICTRON will provide XYLAN with a written status of kitting, WIP, Material shortages, line issues, and shipment activities on a daily basis.

     F. XYLAN reserves the right to (i) directly contact VICTRON suppliers associated with the supply of Materials and to expedite VICTRON orders, (ii) negotiate better pricing for Materials from VICTRON suppliers, and, (iii) in general, monitor performance of VICTRON suppliers. XYLAN may negotiate more favorable pricing and delivery terms with such suppliers, but may not make commitments to such suppliers on behalf of VICTRON. XYLAN agrees to promptly notify VICTRON in writing of any negotiated changes or information regarding pricing, availability, delivery schedule, and specifications of Materials with respect to such suppliers. VICTRON shall promptly thereafter place proper change orders with suppliers to reflect such changes, and VICTRON shall be bound by such changed terms and conditions, provided that such changed terms and conditions do not result in an increase in administrative cost or monetary expense to VICTRON in excess of [****] of the prior month's Monthly
Material Management fee (defined in Section II.C. above).

     G. VICTRON agrees to provide to XYLAN, in writing, detailed and timely information regarding purchase orders placed, suppliers, supplier commit dates, Materials, WIP and inventory status and other relevant information regarding XYLAN Material status on a weekly basis (the "Weekly Inventory Schedule"), and as XYLAN may request from time to time.


                                            *CONFIDENTIAL TREATMENT REQUESTED

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

        Manufacturing and Purchase Agreement Between XYLAN and VICTRON
                             Dated: March 28, 1996

IV.  PURCHASE PRICE

     The purchase prices for the Products are as set forth on the Exhibit A (subject to change by mutual agreement of the parties hereto). Prices set forth on Exhibit A are net of all taxes, customs duties, import and export fees, and other similar charges. XYLAN shall pay all sales, use, delivery, port, excise, and other taxes, duties, charges or fees payable on the Products, and XYLAN shall reimburse VICTRON for any such charges paid on its behalf upon presentation of a written receipt from the taxing or other authority of such payment made on XYLAN's behalf. As set forth in Section II.A., Materials shall be invoiced at Standard Cost of Material plus assembly labor and test labor costs, at the time that Products are shipped to XYLAN. All other costs and charges set forth herein shall be invoiced monthly, and set forth on the Monthly Overhead and Adjustment Invoice.

V.   PAYMENT TERMS

     Except for payments with respect to the Monthly Overhead and Adjustment Invoice, all payment called for under this Agreement shall be net thirty (30) days from invoice date. All payments must be paid in United States dollars, or according to such other payment terms as may be established in writing by mutual agreement of XYLAN and VICTRON from time to time. The invoice date for Products shall be no earlier than such Product(s) ship date. Except as set forth in
Section VIII herein, payments for invoices shall not be subject to any offset. At its option, VICTRON may impose an interest charge on all amounts past due by more than five (5) days at the prime rate published in The Wall Street Journal for the date on which such payment was due. Acceptance by VICTRON of less than full payment shall not be construed as a waiver of its right to collect any remaining amounts owing. VICTRON and XYLAN mutually agree to negotiate in good faith to resolve any billing disputes.

VI.  RAW MATERIAL ORDER POLICY

     A.  Purchase From Approved Sources (AVL):

         VICTRON shall procure Materials from XYLAN-approved sources, including vendors listed on XYLAN'S Approved Vendor List ("AVL"). All non-approved or non-AVL suppliers must be approved in advance by XYLAN in writing.

     B. Purchase From [****] Sources (Excluding PCB and XYLAN supplied ASICs):

         VICTRON shall classify Materials supplied by parties other than [***] according to the categories set forth below (the "ABC CODE") and with respect to the unit cost of each component. Components with unit cost greater than or equal to [****] greater than or equal to [****] but less than [****] and less than [****] are classified as A1, B1, and C1 class,


                                            *CONFIDENTIAL TREATMENT REQUESTED

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

        Manufacturing and Purchase Agreement Between XYLAN and VICTRON
                             Dated: March 28, 1996

respectively. Dollar usage method may be used to determine ABC code when usage becomes more stable and predictable.

         VICTRON will plan and procure Materials supplied by parties other than [****] according to the nonbinding forecast provided by XYLAN and within the following time periods prior to expected delivery date:


 ABC Code   Materials On Hand  Materials On Order
- ----------  -----------------  ------------------
A1          [*] month            [****] months
B1          [*] months           [****] months
C1          [*] months           [****] months


     C.  Purchase From [****]


         VICTRON will classify Materials supplied by [****] according to the ABC Code and with respect to the unit cost of each component. Components with unit cost greater than or equal to [****] greater than or equal to [****] but less than [****] and less than [****] are classified A2, B2, and C2 class, respectively. Dollar usage method may be used to determine ABC code when usage becomes more stable and predictable.

         VICTRON will plan and procure Materials supplied by Hamilton/Avnet according to the nonbinding forecast provided by XYLAN and within the following time periods prior to delivery date:


 ABC Code   Materials On Hand  Material [***]          Materials On Order
- ----------  -----------------  ----------------------  ------------------
A2          [*] month            [*] month             [****] months
B2          [*] month            [*] months            [****] months
C2          [*] months           [*] months            [****] months

     D.  Purchase of [****] or XYLAN  Programmed Devices:


         VICTRON will plan and procure programmed devices supplied by [****] or XYLAN according to the forecast provided by XYLAN. No more than [****] month's requirements for programmed devices shall be maintained in inventory. A sufficient number of unprogrammed devices shall be on order from specified sources upon mutual agreement of XYLAN and VICTRON. Before VICTRON enters into a binding commitment to purchase the Programmed Devices, VICTRON shall verify in writing with XYLAN the proper revision level for the Programmed Devices.

     E.  Purchase of Printed Circuit Boards (PCB):


                                            *CONFIDENTIAL TREATMENT REQUESTED

        Manufacturing and Purchase Agreement Between XYLAN and VICTRON
                             Dated: March 28, 1996

         VICTRON will plan and procure printed circuit boards ("PCBs") according to the forecast provided by XYLAN and within the following time periods prior to expected delivery date:

          PCB Materials On Hand   =  Assembly Month's Requirement
          ---------------------

          PCB Materials On Order  =  [**] months requirement to reserve capacity
          ----------------------

Before VICTRON enters into a binding commitment to purchase the PCBs, VICTRON shall verify in writing with XYLAN the proper revision level for the PCB fab drawings.

     F.  Material Delivery:

         VICTRON will obtain and accept delivery of Materials no later than [****] weeks before the start of the XYLAN requirement period. The
Materials requirement quantity may include additional amounts for Attrition and minimum and incremental order quantity. In addition, long lead-time components may be ordered prior to the period stated on the above schedules. Both XYLAN and VICTRON recognize that requirement fluctuation due to forecast or engineering changes may cause the on hand and on order balance to vary from the schedule.

     G.  PPV and Standard Cost Adjustment:

         All Purchase Price Variances will be summarized and reported to XYLAN on a monthly basis. If the Purchase Price Variance for a purchase order reflecting a purchase price in excess of Standard Cost is greater than either [****]% of Standard Cost or $[****], VICTRON shall obtain a written authorization from XYLAN to place such purchase order. VICTRON may, without authorization from XYLAN, place purchase orders (i) with purchase prices that do not exceed Standard Cost by the greater of [****]% or $[****], and (ii) with purchase prices less than Standard Cost. The Standard Cost for Material shall be reviewed and adjusted by XYLAN on a quarterly basis.

VII. Inventory Funding

     A. XYLAN will provide VICTRON with funds ("Funds"), according to the terms of a Credit Agreement attached hereto as Exhibit C, to purchase Materials and to pay for related direct expenses. XYLAN agrees to provide funds for all required Materials and related direct expenses, and agrees to promptly fund additional amounts in the event such Materials prices or direct expenses increase after the Credit Agreement is executed. VICTRON shall pay to XYLAN [****] percent [****] of all interest earned on the Funds, if any.

     B. VICTRON shall deliver to XYLAN as soon as available but in any event 30 days after the end of each monthly accounting period in each fiscal year, unaudited statements of income and cash flows of VICTRON (and each subsidiary, if any) for such monthly period and for the period from the beginning of the fiscal year to the end of such month, and balance sheets of


                                            *CONFIDENTIAL TREATMENT REQUESTED

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

        Manufacturing and Purchase Agreement Between XYLAN and VICTRON
                             Dated: March 28, 1996


VICTRON as of the end of such monthly period, and all such statements shall be prepared in accordance with generally accepted accounting principles, consistently applied, subject to the absence of footnote disclosures and to normal year-end adjustments. XYLAN shall not disclose to any person or entity, other than those employees of XYLAN who have a need to know, any VICTRON Confidential Information, as such term is defined in Section XIV.C. herein, whether written or oral, which XYLAN may obtain from VICTRON.

VIII. Inventory Indemnification

      A. VICTRON will purchase Materials to manufacture Products based on XYLAN's Purchase Orders and may also purchase long-lead time components based on XYLAN's nonbinding forecast.

      B. Vendor Purchase Orders. Promptly upon issuance of notice of termination of this Agreement, whether for cause or convenience, by either party, XYLAN and VICTRON shall review all outstanding purchase orders placed by VICTRON to its suppliers. XYLAN and VICTRON will mutually agree with respect to each such purchase order to either cancel such order or substitute XYLAN as the purchasing party under such order at XYLAN'S sole cost and expense.

      C. WIP Build Schedule. Promptly upon issuance of notice of termination of this Agreement, whether for cause or convenience, by either party, XYLAN and VICTRON shall review all Work In Process ("WIP") under XYLAN'S Purchase Orders to VICTRON, and XYLAN shall determine, in its sole discretion, whether VICTRON shall complete and deliver all or part of such WIP.

          1. WIP that XYLAN chooses not to have VICTRON complete and deliver ("Incomplete WIP") shall be paid for pursuant to paragraph D below.

          2. WIP that is completed by VICTRON at the request of XYLAN shall be delivered F.O.B. VICTRON dock, and paid for C.O.D.

      D. Upon the request of XYLAN, VICTRON will use reasonable efforts to use the Products, Incomplete WIP, and Materials to fill the purchase orders of its other customers and/or return the components in inventory to supplier. XYLAN shall reimburse VICTRON for any costs reasonably incurred in returning the components to suppliers. The purchase price to XYLAN for the Termination Inventory shall be: (i) for Materials, VICTRON'S Standard Cost; (ii) for Incomplete WIP, a reasonable pro-rata percentage of the Product purchase price, and (iii) for Products, the purchase price in effect at the termination/cancellation of the Agreement or purchase order.

      E.  Termination for Convenience.   In the event of termination for
convenience, (i) VICTRON shall provide to XYLAN, within one week of VICTRON receiving the WIP build schedule pursuant to Section C above, a detailed written schedule of the Termination Inventory/Materials, the amount owed for such Termination Inventory/Materials and how such


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

        Manufacturing and Purchase Agreement Between XYLAN and VICTRON
                             Dated: March 28, 1996


amount was calculated (the "Materials Schedule"), and (ii) XYLAN shall conduct an inspection of the Termination Inventory/Materials. Delivery of the Termination Inventory/Materials described in this Section VIII.E. shall be F.O.B. VICTRON dock, and paid for C.O.D. The parties may mutually agree to arrange an additional delivery of the Products to XYLAN by VICTRON, as set forth in Section IX.

     On the effective date of termination of this Agreement for convenience, which shall be deemed a "Reconciliation Date," (i) XYLAN shall take delivery of and pay for the Termination Inventory/Materials that have been reviewed and accepted by XYLAN, which acceptance shall not unreasonably be withheld, (ii) all principal and interest owing to XYLAN under the Credit Agreement shall be immediately due and payable in full to XYLAN, (iii) all Monthly Material Management fees and amounts owed for Product Invoices shall be immediately due and payable by XYLAN to VICTRON, and (iv) all other fees, invoice amounts, and amounts owing between the parties shall be paid in full by the owing party to the owed party.

     F. Termination for Cause. The "Transition Period" will begin on the effective date of termination for cause and will terminate fifteen (15) days thereafter (also known as a "Reconciliation Date"). During the Transition Period, (i) VICTRON shall provide to XYLAN, within one week of VICTRON receiving the WIP build schedule pursuant to Section C above, a detailed written schedule of the Termination Inventory/Materials, the amount owed for such Termination Inventory/Materials and how such amount was calculated (the "Materials Schedule"), (ii) XYLAN shall conduct an inspection of the Termination Inventory/Materials, and (iii) VICTRON will, at the request of XYLAN, transfer the Termination Inventory/Materials to XYLAN.

     On the Reconciliation Date pursuant to a termination for cause, (i) XYLAN shall take delivery of and pay for the Termination Inventory/Materials that have been reviewed and accepted by XYLAN, which acceptance shall not unreasonably be withheld, (ii) all principal and interest owing to XYLAN under the Credit Agreement shall be immediately due and payable in full to XYLAN, (iii) all Monthly Material Management fees and amounts owed for Product Invoices shall be immediately due and payable by XYLAN to VICTRON, and (iv) all other fees, invoice amounts, and amounts owing between the parties shall be paid in full by the owing party to the owed party.

     Delivery of the Termination Inventory/Materials described in this Section VIII.F., and delivered on or after the Reconciliation Date, shall be F.O.B. VICTRON dock, and paid for C.O.D. The parties may mutually agree to arrange an additional delivery of the Products to XYLAN by VICTRON, as set forth in Section IX.

     G. Termination Inventory/Materials. "Termination Inventory/Materials" shall be defined herein as (i) all components rendered excess/obsolete as a result of XYLAN-requested engineering changes, Purchase Order changes, or changes to the Product specifications, minimum buy quantities and reel quantities, (ii) Materials, (iii) WIP and (iv) finished Products not yet delivered to XYLAN; provided such components, minimum buy and reel quantities, Materials,


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

        Manufacturing and Purchase Agreement Between XYLAN and VICTRON
                             Dated: March 28, 1996


WIP and finished Products not yet delivered appear on the Weekly Inventory Schedule delivered by VICTRON to XYLAN and are attributable to XYLAN by a written purchase order.

     H. Survival. The terms of this Section VIII shall survive termination of this Agreement.

IX.  Delivery

     Delivery of Products shall be FOB XYLAN dock, Calabasas, CA. VICTRON shall package and deliver the Products to XYLAN in accordance with standards and instructions mutually agreed to, or, if there are none, in accordance with reasonable commercial standards. VICTRON will send a delivery truck twice each week (on Tuesday and Thursday, or the following day if such delivery day is a legal holiday). XYLAN shall pay [****] per month for deliveries, net thirty (30) days from the last day of the month in which such deliveries occurred. Additional truck deliveries may be arranged at a cost to XYLAN of [****] per trip. Special deliveries other than by regular VICTRON truck shall be F.O.B. VICTRON dock.

X.   Warranty and Limitation of Warranty

     A. VICTRON represents and warrants that each Product shall be free from defects in workmanship for one (1) year from date of manufacture of the Product and free from defects in material for a period equal to the respective component supplier's warranty period (the "Product Warranty"). Such warranty does not cover failures caused by design incompatibility and design defects, provided such incompatibility or defect is not a result of VICTRON'S product process. In addition, VICTRON warrants and represents that each Product shall comply with [*****] and XYLAN's Product Specifications. The Product Warranty shall not apply to any Product that has been abused, damaged, altered or misused or that becomes defective as a result of causes external to the Product and not caused by VICTRON. The Product Warranty is the only warranty given by VICTRON either expressed or implied. VICTRON makes no warranty that the products will (1) meet any specifications not made known to and agreed by VICTRON, or (2) receive the approval of or be certified by Underwriters Laboratory, any federal, state, local, or foreign government agency (including but not limited to the Federal Communications Commission) or any other person or entity, and VICTRON assumes no responsibility of obtaining such approvals or certifications or meeting such specifications.

     B. VICTRON shall provide return material authorizations ("RMAS") within one (1) business day. In addition, VICTRON shall provide repair or replacement of any returned Products, at XYLAN's discretion, within a reasonable period of time as mutually agreed upon by the parties, but in no event later than forty-five (45) days from the date of the request, provided that such Products have not been discontinued by VICTRON. In the event VICTRON has discontinued the manufacture of such Products, VICTRON shall procure such Products from an alternative source or provide a functionally equivalent substitute product, within a reasonable period of time, but in no event later than forty-five (45) days from the date of the request.


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

        Manufacturing and Purchase Agreement Between XYLAN and VICTRON
                             Dated: March 28, 1996

VICTRON shall be obligated to comply with this Section X.B. to the extent that necessary Materials are reasonably available to VICTRON.

XI.  Liability and Limitation of Liability

     Each of the undersigned parties shall indemnify the other against any and all liability, damage, loss, cost or expense (including reasonable attorney's fees) resulting from any third party claims made or suits brought against the indemnified party to the extent such claims arise from or are related to or result from the indemnifying party's actions in the performance of or pursuant to the terms of this Agreement. In no event shall VICTRON or XYLAN be liable for any special, indirect, incidental, consequential, exemplary or punitive damages, whether based upon contract, tort or any other legal theory (including but not limited to lost profits and opportunity).

XII. Xylan Program Manager

      VICTRON may remove or replace the VICTRON employee serving as the Material Manager or the VICTRON employee serving as the XYLAN Program Manager only upon prior mutual agreement and consent of XYLAN.

XIII. Terms and Termination

      A.  Agreement Term:

          The initial term of this Agreement shall begin on the Effective Date and continue for one (1) year and automatically renew each year for four (4) years, unless otherwise terminated earlier according to the terms herein.

      B.  Termination for Convenience:

          During the first [****] of the initial term, neither XYLAN nor VICTRON may terminate this agreement for convenience. During the final [****] of the initial term, or at any time during any subsequent one year term, either party may terminate this agreement by sending a written notice to the other party ninety (90) calendar days prior to the effective date of such termination.


      C.  Termination for Cause (XYLAN):

          Upon the occurrence of any of the following events (each of which is a "material breach"), and subsequent failure to cure such material breach within thirty (30) days after VICTRON'S receipt of written notice of such breach from XYLAN, XYLAN shall have the right to terminate the Agreement ("XYLAN Termination Right"), and all purchase orders forthwith for cause, and shall no longer be obligated to pay the Monthly Fee and Delivery Fee incurred after the effective date of termination described herein; provided, however, that all rights


                                            *CONFIDENTIAL TREATMENT REQUESTED

        Manufacturing and Purchase Agreement Between XYLAN and VICTRON
                             Dated: March 28, 1996

and obligations of each party hereunder shall terminate except those under provisions of this Agreement that expressly provide for their survival on termination. Termination shall be effective upon written notice to VICTRON pursuant to Section XIX herein. If this XYLAN Termination Right is not exercised within sixty (60) days of the date of written notice of the event of material breach, then this XYLAN Termination Right shall be deemed to have expired with respect to such written notice, and XYLAN shall be required to issue a new written notice of material breach and thirty (30) day cure period to terminate this Agreement.

         1. The failure of VICTRON to comply with any term or condition of this Agreement or other agreements contemplated hereunder, including but not limited to the Notes.

         2. The attempt by VICTRON to assign this Agreement, or any rights or obligations hereunder, without the prior written consent of XYLAN.

         3. The occurrence of a change in the control, or change in any of the following officers: Chief Executive Officer, President, Executive Vice President, Secretary, Chief Financial Officer, or Treasurer.

         4.  The cessation of VICTRON to do business as a going concern.

         5. VICTRON becomes subject to the insolvency, receivership or bankruptcy laws of any jurisdiction.

         6. There occurs any willful misconduct, wrongful act, neglect or bad faith on the part of VICTRON or any of its officers, agents or employees.

         7. Except with respect to payment due according to the terms of the Credit Agreement, the failure of VICTRON to make any payment due to XYLAN within thirty (30) days after written notice.

     D.  Termination for Cause (VICTRON):

         1. Upon the occurrence of any of the following events (each of which is a "material breach"), and subsequent failure to cure such material breach within thirty (30) days after XYLAN'S receipt of written notice of such breach from VICTRON, VICTRON shall have the right to terminate the Agreement for cause ("VICTRON Termination Right"); provided, however, that all rights and obligations of each party hereunder shall terminate except those under provisions of this Agreement that expressly provide for their survival on termination. Termination shall be effective upon written notice to XYLAN pursuant to Section XIX herein. If this VICTRON Termination Right is not exercised within sixty (60) days of the date of written notice of the event of material breach, then this VICTRON Termination Right shall be deemed to have expired with respect to such written notice, and VICTRON shall be required to issue a new written notice of material breach and thirty (30) day cure period to terminate this Agreement.

               (i) The failure of XYLAN to comply with any term or condition of this Agreement.


                                            *CONFIDENTIAL TREATMENT REQUESTED

        Manufacturing and Purchase Agreement Between XYLAN and VICTRON
                             Dated: March 28, 1996

               (ii) The attempt by XYLAN to assign this Agreement, or any rights or obligations hereunder, without the prior written consent of VICTRON.

               (iii) The cessation of XYLAN to do business as a going concern.

               (iv) XYLAN becomes subject to the insolvency, receivership or bankruptcy laws of any jurisdiction.

               (v) There occurs any willful misconduct, wrongful act, neglect or bad faith on the part of XYLAN or any of its officers, agents, or employees.

               (vi) The failure of XYLAN to make any payment due to VICTRON within thirty (30) days after written notice.

          2. In the event that VICTRON terminates this Agreement for cause, and subject to the terms of Section VIII herein, each Purchase Order issued by XYLAN to VICTRON prior to such date of termination shall be filled by VICTRON according to its terms, including the delivery dates and Product prices set forth in such Purchase Order.

XIV. Proprietary Information

     A. VICTRON shall not disclose to any person or entity, other than those employees of VICTRON who have a need to know, any XYLAN confidential information, whether written or oral, which VICTRON may obtain from XYLAN or otherwise, discover. As used in this paragraph, the term "XYLAN confidential information" shall include, without limitation:

          1. All information or data concerning or related to XYLAN's products (including the discovery, invention, research, improvement, development, manufacture, or sale of XYLAN products) or business operations (including sales costs, profits, pricing methods, organizations, employee or customer lists, and processes);

          2. All forecasts for production, support, or service requirements submitted by XYLAN pursuant to this Agreement ("forecasts"), whether oral, written, or communicated in computer-readable format; and

          3.  All XYLAN Property of a confidential nature.

     B. Without limiting the generality of paragraph above, VICTRON shall maintain all XYLAN confidential information in strict confidence. VICTRON shall take all reasonable steps to ensure that no unauthorized person or entity has access to XYLAN confidential information, and that all authorized persons having access to XYLAN confidential information refrain from any unauthorized disclosure.

     C. XYLAN shall not disclose to any person or entity, other than those employees of XYLAN who have a need to know, any VICTRON confidential information, whether written or


                                            *CONFIDENTIAL TREATMENT REQUESTED

        Manufacturing and Purchase Agreement Between XYLAN and VICTRON
                             Dated: March 28, 1996

oral, which XYLAN may obtain from VICTRON or otherwise, discover. As used in this paragraph, the term "VICTRON confidential information" shall include, without limitation: all information or data concerning or related to VICTRON'S financial information, pricing, and costing mechanisms;

     D. Without limiting the generality of paragraph above, XYLAN shall maintain all VICTRON confidential information in strict confidence. XYLAN shall take all reasonable steps to ensure that no unauthorized person or entity has access to VICTRON confidential information, and that all authorized persons having access to VICTRON confidential information refrain from any unauthorized disclosure.

     E. All Forecasts (as set forth in Section III above) are provided by XYLAN as an accommodation to VICTRON, and shall not constitute a commitment of any type by XYLAN. Upon request, any oral Forecasts shall be reduced by XYLAN to writing or computer-readable format within fifteen days of disclosure to VICTRON.

     F.  The provisions of this Section shall not apply to any information that:

         1. Is rightfully known to either party prior to disclosure by the other party;

         2. Is rightfully obtained by either party from any third party without any obligation of confidentiality;

         3. Is made available by the party seeking protection of its confidential information to the public without restrictions; or

         4. Is disclosed by either party with the prior written approval of the party seeking protection of its confidential information.

     G. This provision shall survive termination of this Agreement for a period of five (5) years from the date of termination. Upon request, VICTRON shall sign XYLAN's standard Non-Disclosure Agreement (NDA).

XV.  AGREEMENT MODIFICATIONS

     No amendment or modification of this Agreement will be binding unless in writing and properly executed by authorized representatives of both parties.

XVI. GOVERNING LAW AND INTERPRETATION

     This Agreement is deemed to have been entered into in the State of California, United States of America, and its interpretation, construction and the remedies for its enforcement of breach shall be according to the laws of the State of California, United States of America, without regard to any conflict of law provisions therein. If any portion or provision of this Agreement


                                            *CONFIDENTIAL TREATMENT REQUESTED

        Manufacturing and Purchase Agreement Between XYLAN and VICTRON
                             Dated: March 28, 1996


shall be held by any court of jurisdiction to be void or unenforceable, the remaining portions and provisions shall, notwithstanding, remain in full force and effect.

XVII. Intellectual Property Rights

      A. VICTRON shall defend, indemnify, and hold harmless XYLAN and its affiliates, subsidiaries, assigns, subcontractors, and customers from and against all claims, losses, demands, fees, damages, liabilities, costs, expenses, obligations, causes of action, suits, or injuries, of any kind or nature, arising from, related to or resulting from:

          1. Any actual or claimed infringement of patents, trademarks, service marks, trade secrets, mask work rights, or copyrights with respect to or arising from or related to or resulting from the manufacturing process used by VICTRON in producing the Products (the "VICTRON Intellectual Property"); or

          2. VICTRON's failure to comply with the requirements of paragraph C. below.

     B. XYLAN shall promptly provide information and assistance, at VICTRON's expense, for any defense of XYLAN as required pursuant to paragraph A above.

     C. In addition to the requirements of paragraphs A and B above, if the use by XYLAN or its affiliates, subsidiaries, assigns, subcontractors, or customers of any Product is enjoined with respect to or arising from or related to or resulting from the manufacturing process used by VICTRON in producing the Products (such enjoined Product to be deemed an "Infringing Product"), VICTRON shall at its expense use its best efforts to procure the right to continue using the infringing Product. If VICTRON is unable to do so, VICTRON shall at its expense:

          1.  Replace the Infringing Product with a non-infringing Product;

          2.  Modify the Infringing Product to be non-infringing; or

          3. If unable to replace or modify the Infringing Product, refund in full all costs paid by XYLAN for the Infringing Product (without any deductions by VICTRON).

     D. VICTRON shall be relieved of its obligations under this Section to the extent that the actual or claimed infringement arises out of compliance with XYLAN's written specifications. XYLAN shall defend, indemnify, and hold harmless VICTRON and its affiliates, subsidiaries, and assigns from and against all claims, losses, demands, fees, damages, liabilities, costs, expenses, obligations, causes of action, suits, or injuries, of any kind or nature, to the extent such claims arise from any actual or claimed infringement of patents, trademarks, service marks, trade secrets, mask work rights, or copyrights with respect to the Products that arise out of, relate to or result from compliance with XYLAN'S written specifications.


                                            *CONFIDENTIAL TREATMENT REQUESTED

        Manufacturing and Purchase Agreement Between XYLAN and VICTRON
                             Dated: March 28, 1996

     E. VICTRON shall remove from all Products rejected, returned, or not purchased by XYLAN, XYLAN's name or any of XYLAN's trademarks, trade names, insignia, part numbers, symbols, or decorative designs, prior to any other sale, use, or disposition of such Products by VICTRON.

XVIII.   Nonassignment

     Except for XYLAN's right to assign as permitted under the Credit Agreement, neither VICTRON nor XYLAN shall delegate any duties or assign any rights or claims under this Agreement. Any such attempted delegation or assignment shall be void and unenforceable.

XIX. Notices

     All notices to be given hereunder shall be in writing and shall be deemed adequately served if mailed certified mail to the party at the address furnished for such party in the introductory clause of this Agreement. Unless otherwise provided in said notice, the effective date of notice will be the date mailed.

XX.  Entire Agreement

     This Agreement contains the entire understanding between the parties hereto with respect to the subject matter hereof. This Agreement cancels and supersedes any and all other previous arrangements or agreements between XYLAN and VICTRON. It is understood by both parties hereto that this Agreement constitutes a contract between XYLAN and VICTRON, and shall not be transferable by VICTRON to any other person, firm, or corporation.


XXI. Arbitration

     In the event that a dispute or claim in law or in equity arises out of this Agreement, it will be decided by arbitration which shall be final and binding on all parties. The undersigned parties shall endeavor to agree upon a procedure for arbitrating the dispute at the time of the dispute. In the absence of such an agreement, the Commercial Rules of the American Arbitration Association shall be applied. The Arbitrators shall be one or more Arbitrators appointed in accordance with the Commercial Rules of the American Arbitration Association and shall have had substantial experience in legal issues relating to the electronics hardware manufacturing industry and the California Evidence Code. Such rules of evidence shall be applied to the conduct of an arbitration proceeding under this paragraph, and the arbitration shall be subject to C.C.P.
section 1283.05 and section 1282.6.

     All documents and agreements relative to any such dispute shall be read, interpreted, and construed from the English versions thereof, and in accordance with California law. Venue for


                                            *CONFIDENTIAL TREATMENT REQUESTED

        Manufacturing and Purchase Agreement Between XYLAN and VICTRON
                             Dated: March 28, 1996

the arbitration shall be Santa Clara County, California. Judgment upon the award may be entered in any court having jurisdiction, or application may be made to such court for judicial acceptance of the award and/or an order of enforcement. The prevailing party shall entitled, in addition to an award, to reasonable fees and costs (including reasonable fees and costs of attorneys and including filing fees and witness fees associated with the proceeding).

     The arbitration shall be conducted by a single neutral arbitrator, agreed to by both parties. If the parties cannot agree to a single arbitrator within ten (10) business days after notice is given of submission of an issue to arbitration, then there shall be three (3) arbitrators in the proceeding. Within fifteen (15) business days after notice of submission of an issue to arbitration, and an inability to agree upon a single arbitrator, each party shall designate an arbitrator who, together, shall choose a third arbitrator. This arbitration clause shall not be deemed waived despite the filing of a judicial action for injunctions or other provisional remedies or equitable relief pending assignment to arbitration.

XXII.  Force Majeur

     Neither party to this Agreement shall be liable for its failure to perform any of its obligations hereunder during any period in which such performance is delayed by fire, flood, embargo, strike, riot, earthquake, or the intervention of any government authority, provided that the party suffering such delay immediately notifies the other party of the delay. If, however, VICTRON'S performance is delayed for reasons defined above, for a cumulative period of thirty (30) days or more from the date of VICTRON'S notification to XYLAN, then XYLAN, notwithstanding any other provision of this Agreement to the contrary, may terminate this Agreement without further notice. In the event of such termination, and subject to the terms of Section VIII herein, XYLAN'S sole liability hereunder will be for the payment to VICTRON of any balance due and owing for Product delivered by VICTRON prior to VICTRON'S notification to XYLAN and which is subsequently accepted by XYLAN.


                                            *CONFIDENTIAL TREATMENT REQUESTED

        Manufacturing and Purchase Agreement Between XYLAN and VICTRON
                             Dated: March 28, 1996

XXIII.  Counterparts

        This Agreement may be executed in any number of counterparts, and by each party in separate counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement.



Accepted and Agreed by:

VICTRON                             XYLAN

By: /s/ Todd Yun                    By: /s/ C. Stephen Cordial
   -------------------------           -----------------------------
   Mr. Todd Yun                        Mr. C. Stephen Cordial
   President                           Vice President
   Victron, Inc.                       Xylan Corporation


Date: 3/28/96                       Date: 3/28/96
     ----------                          -----------


                                            *CONFIDENTIAL TREATMENT REQUESTED

        Manufacturing and Purchase Agreement Between XYLAN and VICTRON
                             Dated: March 28, 1996

                                   Exhibit A
                                   ---------

                           PRODUCTS AND PRICES LIST

                         Effective Date:  ___________

       THIS AGREEMENT COVERS: The Products covered by this Manufacturing and Purchase Agreement ("Products") are those Products designed by XYLAN and manufactured by VICTRON for XYLAN and identified by the following XYLAN Part Numbers and incorporated by reference herein:

====================================================================================================
PCBA                 PCBA Xylan   Revision    Material       Labor          ICT           Set-Up
Description          Part Number   Level    Cost ($) /1/  Cost ($) /2/  Cost ($) /3/  Charge ($) /4/
- ----------------------------------------------------------------------------------------------------
BP-5                    [****]       B         [****]         [****]         [****]       [****]
- ----------------------------------------------------------------------------------------------------
PIM5                    [****]       A         [****]         [****]         [****]       [****]
- ----------------------------------------------------------------------------------------------------
BP-5SC                  [****]     N/R -
- ----------------------------------------------------------------------------------------------------
BP-9                    [****]       C         [****]         [****]         [****]       [****]
- ----------------------------------------------------------------------------------------------------
PIM9                    [****]       C         [****]         [****]         [****]       [****]
- ----------------------------------------------------------------------------------------------------
PIM9/2                  [****]       A
- ----------------------------------------------------------------------------------------------------
BP-9SC                  [****]       A         [****]         [****]         [****]       [****]
- ----------------------------------------------------------------------------------------------------
PizzaSwitch             [****]       C1        [****]         [****]         [****]       [****]
- ----------------------------------------------------------------------------------------------------
ODS Pizza               [****]      N/R
- ----------------------------------------------------------------------------------------------------
FDDI-M                  [****]       C1        [****]         [****]         [****]       [****]
- ----------------------------------------------------------------------------------------------------
FDDI-S                  [****]       B
- ----------------------------------------------------------------------------------------------------
CDDI                    [****]       E         [****]         [****]         [****]       [****]
- ----------------------------------------------------------------------------------------------------
ATM-155FM               [****]       A         [****]         [****]         [****]       [****]
- ----------------------------------------------------------------------------------------------------
ATM-155FM-E             [****]       A         [****]         [****]         [****]       [****]
- ----------------------------------------------------------------------------------------------------
ATM-155FS               [****]       A         [****]         [****]         [****]       [****]
- ----------------------------------------------------------------------------------------------------
ATM-155FS-E             [****]       A         [****]         [****]         [****]       [****]
- ----------------------------------------------------------------------------------------------------
ATM-155C                [****]      N/R
- ----------------------------------------------------------------------------------------------------
ATM-155C-E                          N/R
- ----------------------------------------------------------------------------------------------------
ATM-DS3                 [****]       A         [****]         [****]         [****]       [****]
- ----------------------------------------------------------------------------------------------------
HSM                     [****]       M         [****]         [****]         [****]       [****]
- ----------------------------------------------------------------------------------------------------

- -------------------
/1/ Standard Material Cost for each PCBA shipped meeting Product Specifications. /2/ Standard Labor Cost for each PCBA shipped meeting Product Specificatons.
/3/ Standard ICT (In Circuit Testing) Testing Cost for each PCBA shipped meeting Product Specificatons.
/4/ Set-Up Charge to process a released quantity of boards. Usually a monthly charge per PCBA assembly requested to run in a month unless Xylan requests multiple runs of PCBAs in the same month.


                                            *CONFIDENTIAL TREATMENT REQUESTED

        Manufacturing and Purchase Agreement Between XYLAN and VICTRON
                             Dated: March 28, 1996

- ----------------------------------------------------------------------------------------------------
HSM-II                  [****]       B         [****]         [****]          N/A         [****]
- ----------------------------------------------------------------------------------------------------
MPM-II                  [****]       C2        [****]         [****]          N/A         [****]
- ----------------------------------------------------------------------------------------------------
ESM-C-8                 [****]       F         [****]         [****]         2.60         [****]
- ----------------------------------------------------------------------------------------------------
ESM-C-12                [****]       D1        [****]         [****]          N/A         [****]
- ----------------------------------------------------------------------------------------------------
ESM-U-6                 [****]       E/F *     [****]         [****]         2.60         [****]
- ----------------------------------------------------------------------------------------------------
ESM-AB-AT               [****]       B         [****]         [****]          N/A         [****]
- ----------------------------------------------------------------------------------------------------
ESM-AB-FL               [****]       E         [****]         [****]          N/A         [****]
- ----------------------------------------------------------------------------------------------------
ESM-AB-T                [****]       A         [****]         [****]          N/A         [****]
- ----------------------------------------------------------------------------------------------------
ESM-AB-B                [****]       C         [****]         [****]          N/A         [****]
- ----------------------------------------------------------------------------------------------------
ESM-T-12                [****]       N/R - B1  [****]         [****]          N/A         [****]
- ----------------------------------------------------------------------------------------------------
ESM-F-8                 [****]       N/R - 1   [****]         [****]          N/A         [****]
- ----------------------------------------------------------------------------------------------------
100BaseT/E FESM         [****]       C4        [****]         [****]          N/A         [****]
- ----------------------------------------------------------------------------------------------------
Copper Token Ring       [****]       D         [****]         [****]          N/A         [****]
- ----------------------------------------------------------------------------------------------------
TSM-F-6                 [****]       B
====================================================================================================


                                            *CONFIDENTIAL TREATMENT REQUESTED

        Manufacturing and Purchase Agreement Between XYLAN and VICTRON
                             Dated: March 28, 1996

                                   Exhibit B
                                   ---------

                        XYLAN'S Product Specifications
                        ------------------------------

====================================================================================================================================

PCBA                         PCBA Xylan       PCBA        Assembly      Assembly    Schematic    Schematic       ICT         ICT
Description                  Part Number    Revision      Drawing       Drawing      Number      Revision      Number     Revision
                                             Level         Number       Revision
- ------------------------------------------------------------------------------------------------------------------------------------

BP-5                            05000200       B            05000200       A         05000400        A
- ------------------------------------------------------------------------------------------------------------------------------------

PIM5                            05002000       A            05002000       A         05002200        A
- ------------------------------------------------------------------------------------------------------------------------------------

BP-5SC                          05011906     N/R -
- ------------------------------------------------------------------------------------------------------------------------------------

BP-9                            05005600       C            05005600       B         05005800        B
- ------------------------------------------------------------------------------------------------------------------------------------

PIM9                            05006200       C            05006106       B         05006100        C
- ------------------------------------------------------------------------------------------------------------------------------------

PIM9/2                          05011406       A            05011406       A         05011400        A
- ------------------------------------------------------------------------------------------------------------------------------------

BP-9SC                          05010706       A1           05010706       A         05010700        A
- ------------------------------------------------------------------------------------------------------------------------------------

PizzaSwitch                     05010306       C1           05010306       C         05010300       C1
- ------------------------------------------------------------------------------------------------------------------------------------

ODS Pizza                       05012806      N/R           05012806      N/R        05012800       N/R
- ------------------------------------------------------------------------------------------------------------------------------------

FDDI-M                          05010806       C1           05010806       B         05010800        B
- ------------------------------------------------------------------------------------------------------------------------------------

FDDI-S                          05010813       B            05010813       B         05010800        B
- ------------------------------------------------------------------------------------------------------------------------------------

CDDI                            05007306       E            05007306       A         05007300        A
- ------------------------------------------------------------------------------------------------------------------------------------

ATM-155FM                       05011626       A            05011626       A         05011600        A
- ------------------------------------------------------------------------------------------------------------------------------------

ATM-155FM-E                     05011624       A            05011624       A         05011600        A
- ------------------------------------------------------------------------------------------------------------------------------------

ATM-155FS                       05011627       A            05011627       A         05011600        A
- ------------------------------------------------------------------------------------------------------------------------------------

ATM-155FS-E                     05011625       A            05011625       A         05011600        A
- ------------------------------------------------------------------------------------------------------------------------------------

ATM-155C                        05011506      N/R
- ------------------------------------------------------------------------------------------------------------------------------------

ATM-155C-E                                    N/R
- ------------------------------------------------------------------------------------------------------------------------------------

ATM-DS3                         05010406       A            05010406       A         05010400        A
- ------------------------------------------------------------------------------------------------------------------------------------

HSM                             05003106       M            05003106       D         05003400        D
- ------------------------------------------------------------------------------------------------------------------------------------

HSM-II                          05011006       B            05011006       B         05011000        B
- ------------------------------------------------------------------------------------------------------------------------------------

MPM-II                          05012006       C2           05012006       B         05012000        B
- ------------------------------------------------------------------------------------------------------------------------------------

ESM-C-8                         05001400       F            05001400       A         05001600        A
- ------------------------------------------------------------------------------------------------------------------------------------

ESM-C-12                        05011206       D1           05011206       D         05011200        D
- ------------------------------------------------------------------------------------------------------------------------------------



                                            *CONFIDENTIAL TREATMENT REQUESTED

        Manufacturing and Purchase Agreement Between XYLAN and VICTRON
                             Dated: March 28, 1996

- ------------------------------------------------------------------------------------------------------------------------------------

ESM-U-6                         05006706     E/F *          05006706       B         05006700        C
- ------------------------------------------------------------------------------------------------------------------------------------

ESM-AB-AT                       05007906       B            05007906       B         05007900        B
- ------------------------------------------------------------------------------------------------------------------------------------

ESM-AB-FL                       05008506       E            05008506       B         05008500        B
- ------------------------------------------------------------------------------------------------------------------------------------

ESM-AB-T                        05009106       A            05009106       A         05009100        A
- ------------------------------------------------------------------------------------------------------------------------------------

ESM-AB-B                        05009706       C            05009706       B         05009700        B
- ------------------------------------------------------------------------------------------------------------------------------------

ESM-T-12                        05010506    N/R - B1        05010506       B         05010500        B
- ------------------------------------------------------------------------------------------------------------------------------------

ESM-F-8                         05011806    N/R - A         05011806       1         05011800       N/R
- ------------------------------------------------------------------------------------------------------------------------------------

100BaseT/E FESM                 05010906       C5           05010906       C         05010900       C1
- ------------------------------------------------------------------------------------------------------------------------------------

Copper Token Ring               05004906       D            05004906       A         05004900        A
- ------------------------------------------------------------------------------------------------------------------------------------

TSM-F-6                         05011106       B            05011106       A         05011100        A
====================================================================================================================================


All Product must be supplied meeting and conforming to Victron Quality Requirements, Xylan Document Number: 02701000.


                                            *CONFIDENTIAL TREATMENT REQUESTED

        Manufacturing and Purchase Agreement Between XYLAN and VICTRON
                             Dated: March 28, 1996

                                   Exhibit C
                                   ---------

                               Credit Agreement
                               ----------------



                                            *CONFIDENTIAL TREATMENT REQUESTED

        Manufacturing and Purchase Agreement Between XYLAN and VICTRON
                             Dated: March 28, 1996


                          LOAN AND SECURITY AGREEMENT
                          ---------------------------


          This LOAN AND SECURITY AGREEMENT (the "Agreement") is made as of March
                                                 ---------
__, 1996 by and between VICTRON, INC. (the "Seller") and XYLAN CORPORATION (the
                                            ------
"Buyer").
 -----

                                   RECITALS
                                   --------

          A. WHEREAS, Seller and Buyer have contracted for Seller's special order manufacture and sale to Buyer of the products set forth in the attached Exhibit A (the "Products"), pursuant to the Manufacturing and Purchase Agreement
- ---------       --------
of even date hereof by and between Seller and Buyer, a copy of which is attached hereto as Exhibit B and related documents (collectively, the "Manufacturing
          ---------                                           -------------
Contract");
- --------

          B. WHEREAS, Seller has requested that Buyer provide it with the financing needed to acquire the raw materials and electronic components that are to be used in the manufacture of the Products; and

          C. WHEREAS, Buyer is willing to provide such financing on the terms set forth in the Manufacturing Contract and this Agreement, provided that Seller enters into and acts in accordance with the terms of this Agreement;

          NOW THEREFORE, IT IS AGREED THAT:

          A.  Definitions and Construction.
              ----------------------------


                                            *CONFIDENTIAL TREATMENT REQUESTED

        Manufacturing and Purchase Agreement Between XYLAN and VICTRON
                             Dated: March 28, 1996

     1.1 Definitions.  As used in this Agreement, the following terms shall have
         -----------
the following definitions:

     "Business Day" means any day that is not a Saturday, Sunday, or other day on which is a national holiday.

     "Collateral" means the property described on Exhibit C attached hereto.
                                                  ---------

     "Closing Date" means the date of this Agreement.

     "Inspection Date" has the meaning set forth in Section VIII of the Manufacturing Contract.

     "Loan or Loans" means any loan or extension of credit made or provided to Seller as set forth in Section 2.1 hereof for the purchase of any of the Collateral in accordance with the Manufacturing Contract.

     "Maturity Date" means the Reconciliation Date.

     "Manufacturing Contract" has the meaning set forth in recital paragraph A herein.

     "Obligations" means all debt, principal, interest, and other amounts owed to Buyer by Seller pursuant to this Agreement or any other agreement, including without limitation the Manufacturing Contract, whether absolute or contingent, due or to become due, now existing or hereafter arising, including any interest that accrues after the commencement of an insolvency proceeding.

     "Prime Rate" means the variable rate of interest, per annum, most recently published in The Wall Street Journal, as the "prime rate," whether or not such
             -----------------------
published rate is the lowest rate available from financial institutions.

     "Products" has the meaning set forth in recital paragraph A herein.

     "Reconciliation Date" has the meaning set forth in the Manufacturing Contract.

     "Seller's Books" means all of Seller's books and records relating to the Collateral.

  2.  Loan and Terms of Payment.
      -------------------------


                                            *CONFIDENTIAL TREATMENT REQUESTED

        Manufacturing and Purchase Agreement Between XYLAN and VICTRON
                             Dated: March 28, 1996


     2.1  Loans.  Subject to and upon the terms and conditions of this
          -----
Agreement, at any time from the date hereof through the date of termination of the Manufacturing Contract (the "Loan Availability Date"), Buyer agrees to make
                                 ----------------------
Loans to Seller in an aggregate amount not to exceed [****]. The Loans shall be used to finance the acquisition of raw materials and electronic components in accordance with the terms of the Manufacturing Contract. Each Loan will be due on the Reconciliation Date. In addition, Seller will repay to Buyer, at Buyer's request, the uncommitted funds, which is defined as any excess of (i) the aggregate amount of Loans over (ii) the aggregate amount of invoices than outstanding to be paid by Seller for the Materials (as defined in the Manufacturing Contract); provided, however, that Seller may retain [****]
                         --------  -------
as the outstanding Loan balance.

     2.2  Interest Rates, Payments, and Calculations.
          ------------------------------------------

          (a) Interest Rate.  Except as set forth in Section 2.2(b), Loans shall
              -------------
not bear interest.

          (b) Default Rate.  All Obligations shall bear interest, from and after
              ------------
the Reconciliation Date, at a rate equal to the Prime Rate, which interest rate shall change as the Prime Rate changes, without notice to Seller. All such interest shall be due on demand on the Reconciliation Date.

     2.3  Crediting Payments.  Prior to the Reconciliation Date, Buyer
          ------------------
shall credit a wire transfer of funds, check or other item of payment to the Obligations. After the Reconciliation Date, the receipt by Buyer of any wire transfer of funds, check, or other item of payment shall be immediately applied to conditionally reduce Obligations, but shall not be considered a payment on account unless such payment is of immediately available federal funds or unless and until such check or other item of payment is honored when presented for payment. Notwithstanding anything to the contrary contained herein, any wire transfer or payment received by Buyer after 5:00 p.m. California time shall be deemed to have been received by Buyer as of the opening of business on the immediately following Business Day.

     2.4  Overadvances.  If, at any time or for any reason, the amount of
          ------------
Obligations owed by Seller to Buyer pursuant to Section 2.1 of this Agreement is greater than [****], Seller shall immediately pay to Buyer, in cash, the amount of such excess, unless authorized in writing by Buyer not to make such payment.

     2.5  Term.  This Agreement shall become effective on the Closing Date
          ----
and shall continue in full force for a term ending on the Maturity Date, at which time all Obligations


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

        Manufacturing and Purchase Agreement Between XYLAN and VICTRON
                             Dated: March 28, 1996


shall be immediately due and payable. Notwithstanding the foregoing, Buyer shall have the right to terminate its obligation to make Loans under this Agreement immediately and without notice upon the Reconciliation Date.

     3. Conditions Precedent to Initial Loan.  The obligation of Buyer to make
        ------------------------------------
the initial Loan is subject to the condition precedent that Buyer shall have received, in form and substance satisfactory to Buyer, the following:

               (a)  this Agreement;

               (b) a certificate of the Secretary of Seller with respect to incumbency and resolutions authorizing the execution and delivery of this Agreement in substantially the form of Exhibit D hereto;
                                       ---------

               (c) financing statements (Forms UCC-1); and

               (d) such other documents, and completion of such other matters, as Buyer may reasonably deem necessary or appropriate.

     4. Security Agreement.
        ------------------

        (a) Grant of Security Interest.  The Loans are advances for the
            --------------------------
purchase of the raw materials and electronic components as specified in the Manufacturing Contract. To secure repayment of such Loans, Seller hereby grants to Buyer a security interest in the Collateral.

        (b) Perfection of Security Interest.  Seller agrees to take all
            -------------------------------
actions reasonably required to perfect Buyer's security interest in the Collateral granted under this section, including, but not limited to, executing UCC-1 Financing Statements which are to be filed with the appropriate government offices.

        (c) Rights and Remedies.  On and after the Reconciliation Date, Buyer
            -------------------
shall have the right to exercise all rights and remedies with respect to the Collateral under the Uniform Commercial Code and other applicable law.

     5. Entry of Seller's Premises.  Seller irrevocably authorizes Buyer (and
        --------------------------
each of Buyer's officers, employees or agents designated by Buyer) to enter Seller's premises at any time or from time to time upon 24 hours notice to Seller on or after the Reconciliation Date for the purpose of taking possession of the Collateral, whether for the purpose of exercising its rights and remedies as a secured party under Section 4 hereof or otherwise. If Seller leases any of the premises at which the Collateral are stored and/or used, then Seller agrees to promptly obtain


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

        Manufacturing and Purchase Agreement Between XYLAN and VICTRON
                             Dated: March 28, 1996

from the landlord for such premises a consent to Buyer's entry of the premises in accordance with this section, in form and substance reasonably satisfactory to Buyer.

     6. Seller Bankruptcy.  If Seller becomes subject to proceedings, either
        -----------------
voluntarily or involuntarily, under the United States Bankruptcy Code (the "Bankruptcy Code"), Seller irrevocably agrees either to (i) enter into a
 ---------------
stipulation, which stipulation shall be subject to Bankruptcy Court approval, for immediate relief from the automatic stay of Bankruptcy Code (S) 362, and/or
(ii) file a statement of no opposition to Buyer's request for relief from the automatic stay of Bankruptcy Code (S) 362 to take possession of the Collateral.

     7. Remedies; Waivers.
        -----------------

        (a) Buyer's Liability for Collateral.  Buyer shall not in any way or
            --------------------------------
manner be liable or responsible for:  (i) the safekeeping of the Collateral;
(ii) any loss or damage thereto occurring or arising in any manner or fashion from any cause; (iii) any diminution in the value thereof, except as contemplated in the Manufacturing Contract; or (iv) any act or default of any carrier, warehouseman, bailee, forwarding agency, or other person whomsoever. Seller shall bear all risk of loss, damage or destruction of the Collateral.

        (b) Remedies Cumulative.  Buyer's rights and remedies under this
            -------------------
Agreement, the Manufacturing Contract, and all other agreements shall be cumulative. Buyer shall have all other rights and remedies not inconsistent herewith as provided by law or in equity. Subject to applicable law, no exercise by Buyer of one right or remedy shall be deemed an election, and no waiver by Buyer of any event of default on Seller's part shall be deemed a continuing waiver. No delay by Buyer shall constitute a waiver, election, or acquiescence by it. No waiver by Buyer shall be effective unless made in a written document signed on behalf of Buyer and then shall be effective only in the specific instance and for the specific purpose for which it was given.

        (c) Demand; Protest.  Except as contemplated in the Manufacturing
            ---------------
Contract, Seller waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees at any time held by Buyer on which Seller may in any way be liable.

     8. Power of Attorney.  Seller hereby irrevocably makes, constitutes and
        -----------------
appoints Buyer (and each of Buyer's officers, employees or agents designated by Buyer), with full power of substitution by Buyer, as Seller's true and lawful attorney with power to sign the name of Seller on any UCC-1 Financing Statements and similar documents which need to be executed, recorded and/or filed to perfect Buyer's security interest in the Collateral granted hereunder.


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

        Manufacturing and Purchase Agreement Between XYLAN and VICTRON
                             Dated: March 28, 1996

     9.  Enforcement Costs.  If Buyer or Seller seeks to enforce its rights
         -----------------
hereunder by legal proceedings or otherwise, then the prevailing party shall pay all reasonable costs and expenses incurred by the other party, including, without limitation, all reasonable attorneys' fees.

     10. Choice of Law; Arbitration.
         --------------------------

         (a) Choice of Law.  This Agreement shall be governed by, and construed
             -------------
in accordance with, the internal laws of the State of California, without regard to principles of conflicts of law.

         (b) Arbitration.  The Arbitration Clause set forth in the
             -----------
Manufacturing Contract is incorporated herein by this reference.

     11. Miscellaneous Provisions.
         ------------------------

         (a) Successors and Assigns.  This Agreement shall bind and inure to
             ----------------------
the benefit of the respective successors and permitted assigns of each of the parties; provided, however, that Seller may not assign its rights hereunder
         --------  -------
without Buyer's prior written consent, which consent shall not unreasonably be withheld.

         (b) Entire Agreement; Amendment.  This Agreement, along with the
             ---------------------------
Manufacturing Contract, constitutes the entire agreement between the parties relating to the subject matter hereof. Any prior agreements, promises, negotiations, or representations not expressly set forth in this Agreement or the Manufacturing Contract are of no force and effect, except as provided herein. Any amendment to this Agreement shall be of no force and effect unless it is in writing and signed by Buyer and Seller.

         (c) Captions.  Section headings and numbers have been set forth herein
             --------
for convenience only. Unless the contrary is compelled by the context, everything contained in each section applies equally to this entire Agreement.

         (d) Severability.  If, in any action before any court or agency
             ------------
legally empowered to enforce any term, any term is found to be unenforceable, then it shall be deemed modified to the extent necessary to make it enforceable by such court or agency. If any term is not so curable, its unenforceability shall not affect the other provisions of this Agreement but this Agreement shall be construed as if such unenforceable term had never been contained herein.

         (e) Time.  Time is of the essence for this Agreement.
             ----


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

        Manufacturing and Purchase Agreement Between XYLAN and VICTRON
                             Dated: March 28, 1996

         (f) Counterparts.  This Agreement may be executed in any number of
             ------------
counterparts, and by each party in separate counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement.



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

        Manufacturing and Purchase Agreement Between XYLAN and VICTRON
                             Dated: March 28, 1996


     IN WITNESS WHEREOF, the parties have executed this Agreement on the date first set forth above.

                                    XYLAN CORPORATION


                                    By:  /s/ C. Stephen Cordial
                                        ----------------------------
                                    Title:
                                          --------------------------

                                    VICTRON, INC.


                                    By:  /s/ Todd Yun
                                        ----------------------------
                                    Title:
                                          --------------------------


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

        Manufacturing and Purchase Agreement Between XYLAN and VICTRON
                             Dated: March 28, 1996


                                   EXHIBIT A
                                   ---------

                                 The Products
                                 ------------

                               [included herein]



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

        Manufacturing and Purchase Agreement Between XYLAN and VICTRON
                             Dated: March 28, 1996

                                   EXHIBIT B
                                   ---------

                     Manufacturing and Purchase Agreement
                     ------------------------------------

                               [included herein]



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

        Manufacturing and Purchase Agreement Between XYLAN and VICTRON
                             Dated: March 28, 1996

                                   EXHIBIT C
                                   ---------


The Collateral shall consist of all right, title and interest of Seller in and to the following:

All inventory and materials acquired by Seller for purposes of performing its obligations under the Manufacturing Contract and all finished or unfinished products manufactured therefrom pursuant to the Manufacturing Contract, now owned or hereafter acquired, including, without limitation, all merchandise, raw materials, electronic components, parts, supplies, packing and shipping materials, work in process and finished products including such inventory as is temporarily out of Seller's custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above, and Seller's Books relating to any of the foregoing; and, all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and proceeds thereof.



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

        Manufacturing and Purchase Agreement Between XYLAN and VICTRON
                             Dated: March 28, 1996

                                   EXHIBIT D

                        CORPORATE RESOLUTIONS TO BORROW


Borrower:  VICTRON, INC.
- --------------------------------------------------------------------------------


     I, the undersigned Secretary or Assistant Secretary of Victron, Inc. (the "Corporation"), HEREBY CERTIFY that the Corporation is organized and existing under and by virtue of the laws of the State of California.
                                                -----------

     I FURTHER CERTIFY that attached hereto as Attachments 1 and 2 are true and complete copies of the Certificate of Incorporation and Bylaws of the Corporation, each of which is in full force and effect on the date hereof.

     I FURTHER CERTIFY that at a meeting of the Directors of the Corporation, duly called and held, at which a quorum was present and voting (or by other duly authorized corporate action in lieu of a meeting), the following resolutions were adopted.

     BE IT RESOLVED, that any one (1) of the following named officers, employees, or agents of this Corporation, whose actual signatures are shown below:

NAMES           POSITIONS  ACTUAL SIGNATURES
- -----           ---------  -----------------

Todd D. Yun     President  /s/ Todd Yun
Chris Y. Lee    Secretary  /s/ Chris Lee


acting for and on behalf of this Corporation and as its act and deed be, and they hereby are, authorized and empowered:

     Borrow Money. To borrow from time to time from Xylan Corporation ("Xylan") on such terms as may be agreed upon between the officers, employees, or agents and Xylan, such sum or sums of money as in their judgment should be borrowed, without limitation, including such sums as are specified in that certain Loan and Security Agreement dated as of March ___, 1996 (the "Loan Agreement").

     Execute Notes. To execute and deliver to Xylan the promissory note or notes of the Corporation, on Lender's forms, at such rates of interest and on such terms as may be agreed


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

        Manufacturing and Purchase Agreement Between XYLAN and VICTRON
                             Dated: March 28, 1996

upon, evidencing the sums of money so borrowed or any indebtedness of the Corporation to Xylan, and also to execute and deliver to Lender one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, or any portion of the notes.

     Grant Security. To grant a security interest to Xylan in the Collateral described in the Loan Agreement, which security interest shall secure all of the Corporation's Obligations, as described in the Loan Agreement.

     Negotiate Items. To draw, endorse, and discount with Xylan all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation or in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the account of the Corporation with Xylan, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

     Further Acts. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

     BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Xylan may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Xylan. Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

     I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set forth opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Corporation; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

     IN WITNESS WHEREOF, I have hereunto set my hand on March ___, 1996 and attest that the signatures set opposite the names listed above are their genuine signatures.

                                    CERTIFIED TO AND ATTESTED BY:

                                    X /s/ Chris Y. Lee



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

        Manufacturing and Purchase Agreement Between XYLAN and VICTRON
                            Dated:  March 28, 1996


- --------------------------------------------------------------------------------


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